                                                                   EXHIBIT 10.22



            THIS AGREEMENT is made as of the 17th day of April, 1997

BETWEEN:

        TRIPLE EIGHT MINERAL CORPORATION, c/o East Asia Corporation Services
        (BVI) Limited, Columbus Centre Building, Wickhams Cay, Road Town, Tortola, British Virgin Islands

        (herein called "Temco")

                                                               OF THE FIRST PART

AND:

        GEOEXPLORATION CORPORATION OF THE FIRST GEOEXPLORATION BUREAU OF THE PEOPLE'S REPUBLIC OF CHINA, Sanhe City, Hebei Province, China

        (herein called "GEC-FGEB")

                                                              OF THE SECOND PART

        (collectively, referred to herein as the "parties")


W H E R E A S:

A. The parties entered into a joint venture contract dated December 25, 1995 (the "Joint Venture Agreement") in respect of the exploration and development of a Chinese resource property known as the Emperor's Delight Property (the "Joint Venture");

B. Pursuant to the Joint Venture Agreement, the parties have established Chende Huajia Mineral Industry Co., Ltd. ("Huajia") as the company through which the business of the Joint Venture is to be conducted.

C. The GEC-FGEB wishes to transfer exploration permits pertaining to additional Chinese mineral resource properties (the "Additional Permits") for future exploration and development by the Joint Venture.

D. Temco has agreed to transfer the Additional Permits to Huajia with a view to funding exploration and development work on such new properties.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the payment of the sum of One (US$1.00) Dollar by Temco to GEC-FGEB and for other good and valuable consideration, the parties hereto agree as follows:

1. GEC-FGEB hereby agrees to transfer to Huajia all its right, title and interest in and to the Additional Permits more particularly described in Schedule "A" attached hereto.
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2.   The parties agree that the exploration and development of the mineral properties underlying the Additional Permits will be conducted in accordance with the terms and conditions of the Joint Venture Agreement as if the Additional Permits had been contributed by GEC-FGEB to the Joint Venture at the time of the execution of the Joint Venture Agreement.

3. The parties agree to use their best efforts to ensure that Huajia makes all payments and performs all activities necessary to ensure that the Additional Permits are maintained in good standing.

4. The parties agree that in all other respects, the Joint Venture Agreement shall remain in full force and effect.

Dated as of the date and year first above written.

Per:


         [SIG]
--------------------------
Authorized Signatory


GEOEXPLORATION CORPORATION OF THE FIRST GEOEXPLORATION BUREAU OF THE PEOPLE'S REPUBLIC OF CHINA.



Per:


         [SIG]
--------------------------
Authorized Signatory
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                                   SCHEDULE A


This schedule is attached to and forms part of the agreement between GEOEXPLORATION CORPORATION OF THE FIRST GEOEXPLORATION BUREAU OF THE PEOPLE'S REPUBLIC OF CHINA and MINCO MINING & METALS CORPORATION enter into on
April 17, 1997.

The properties covered by the Additional Permit are as follows:
(1)  Dadonggou property in Kuancheng County, Hebei province.
     (Size: 13.7 sq. km, Exploration Permit No:             )

     118 degrees 31' 45" - 118 degrees 34' 15";
     40 degrees 17' 00" - 40 degrees 20' 30"

(2)  Hongyukou property in Qian County, Hebei province.
     (Size: 9.0 sq. km; Exploration Permit No. 03003)

     A. 118 degrees 37' 00"    40 degrees 15' 00"
     B. 118 degrees 37' 00"    40 degrees 13' 30"
     C. 118 degrees 39' 30"    40 degrees 14' 45"
     D. 118 degrees 39' 30"    40 degrees 13' 30"
     E. 118 degrees 37' 00"    40 degrees 13' 30"

(3)  Longwangmiao -- jiaochangkou property in Qian County, Hebei
     (Size: 28.47 sq. km;           Exploration Permit No. 03004)

     A. 118 degrees 46' 45"    40 degrees 12' 15"
     B. 118 degrees 47' 30"    40 degrees 12' 15"
     C. 118 degrees 47' 30"    40 degrees 12' 00"
     D. 118 degrees 48' 30"    40 degrees 12' 00"
     E. 118 degrees 48' 30"    40 degrees 11' 45"
     F. 118 degrees 49' 15"    40 degrees 11' 45"
     G. 118 degrees 49' 15"    40 degrees 11' 15"
     H. 118 degrees 47' 15"    40 degrees 11' 15"
     I. 118 degrees 47' 15"    40 degrees 11' 45"
     J. 118 degrees 46' 45"    40 degrees 12' 18"
     K. 118 degrees 42' 06"    40 degrees 12' 30"
     L. 118 degrees 43' 00"    40 degrees 12' 30"
     M. 118 degrees 42' 00"    40 degrees 11' 15"
     N. 118 degrees 43' 00"    40 degrees 11' 15"
     O. 118 degrees 49' 15"    40 degrees 11' 15"
     P. 118 degrees 49' 15"    40 degrees 10' 00"
     Q. 118 degrees 43' 00"    40 degrees 10' 00"

(4)  Dongbaozi Property in Qian County, Hebei province
     (Size: 7.0 sq. km;           Exploration Permit No. 03002)

     A. 118 degrees 52' 30"    40 degrees 09' 00"
     B. 118 degrees 52' 30"    40 degrees 10' 00"
     C. 118 degrees 54' 00"    40 degrees 10' 00"
     D. 118 degrees 54' 00"    40 degrees 09' 00"
     E. 118 degrees 54' 30"    40 degrees 09' 00"
     F. 118 degrees 54' 30"    40 degrees 08' 30"
     G. 118 degrees 53' 30"    40 degrees 08' 30"
     H. 118 degrees 53' 30"    40 degrees 09' 00"
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                                   [JAPANESE]

     [JAPANESE]

     1.   [JAPANESE]  (13.7 sq. km, [JAPANESE])
          [JAPANESE]: 118 degrees 31' 45" - 118 degrees 34' 15"       [SEAL]
          [JAPANESE]:  40 degrees 17' 00" -  40 degrees 20' 30"

     2.   [JAPANESE]:  (9.0 sq. km - [JAPANESE])
          A. 118 degrees 37' 00"   40 degrees 15' 00"
          B. 118 degrees 37' 00"   40 degrees 13' 30"
          C. 118 degrees 39' 30"   40 degrees 14' 45"
          D. 118 degrees 39' 30"   40 degrees 13' 30"
          E. 118 degrees 37' 00"   40 degrees 13' 30"                 [SEAL]

     3.   [JAPANESE]: (28.47 sq. km - [JAPANESE])
          A. 118 degrees 46' 45"   40 degrees 12' 15"
          B. 118 degrees 47' 30"   40 degrees 12' 15"
          C. 118 degrees 47' 30"   40 degrees 12' 00"
          D. 118 degrees 48' 30"   40 degrees 12' 00"
          E. 118 degrees 48' 30"   40 degrees 11' 45"
          F. 118 degrees 49' 15"   40 degrees 11' 45"
          G. 118 degrees 49' 15"   40 degrees 11' 15"
          H. 118 degrees 47' 15"   40 degrees 11' 15"
          I. 118 degrees 47' 15"   40 degrees 11' 15"
          J. 118 degrees 46' 45"   40 degrees 12' 18"
          K. 118 degrees 42' 06"   40 degrees 12' 30"
          L. 118 degrees 43' 00"   40 degrees 12' 30"
          M. 118 degrees 42' 00"   40 degrees 11' 15"
          N. 118 degrees 43' 00"   40 degrees 11' 15"
          O. 118 degrees 49' 15"   40 degrees 11' 15"
          P. 118 degrees 49' 15"   40 degrees 10' 00"
          Q. 118 degrees 43' 00"   40 degrees 10' 00"

     4.   [JAPANESE]: (7.0 sq. km - [JAPANESE])            [SEAL]
          A. 118 degrees 52' 30"   40 degrees 09' 00"
          B. 118 degrees 52' 30"   40 degrees 10' 00"
          C. 118 degrees 54' 00"   40 degrees 10' 00"
          D. 118 degrees 54' 00"   40 degrees 09' 00"
          E. 118 degrees 54' 30"   40 degrees 09' 00"
          F. 118 degrees 54' 30"   40 degrees 08' 30"
          G. 118 degrees 53' 30"   40 degrees 08' 30"
          H. 118 degrees 53' 30"   40 degrees 09' 00"
                                                                      [SEAL]